

Puma Biotechnology

Corporate Presentation

January 2023

Forward-Looking Safe-Harbor Statement

This presentation contains forward-looking statements, including statements regarding commercialization of NERLYNX® and the potential indications and development of our drug candidates. All forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on our current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, which include, but are not limited to, any adverse impact on our business or the global economy and financial markets, generally, from the global COVID-19 pandemic, and the risk factors disclosed in our periodic and current reports filed with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update these forward-looking statements except as required by law.

Puma Biotechnology

Product Pipeline



Phase I
Phase II
Phase III
Registration
Approval
Neratinib: Tyrosine kinase inhibitor
HER2+ Breast Cancer
Extended adjuvant
Neratinib monotherapy
ExteNET (Phase III HER2+ EBC*)
CONTROL
Metastatic
Monotherapy or combo therapy
NALA (Phase III 3rd Line HER2+ MBC**)
Metastatic w/ brain mets
Monotherapy or combo therapy
TBCRC-022 (T-DM1 + neratinib)
HER2-mutant Solid Tumors
SUMMIT
Alisertib: Aurora kinase A inhibitor
HRc+ HER2-negative MBC
TBCRC-041 (fulvestrant + alisertib)
NCT02187991 (paclitaxel + alisertib)
Triple-negative MBC
NCT02187991 (paclitaxel + alisertib)
Small cell lung cancer
NCT02038647 (paclitaxel + alisertib)

* ECB: Early breast cancer ** MBC: Metastatic breast cancer *** HRc+: Hormone receptor positive

PUMA's Pharmacy and Distributor Network


Puma Biotechnology
Specialty Pharmacy Network (SP)
Acaria Health
Accredo
CVS
ONCO 360
Optum / Diplomat
Biologics
Hub Services
PumaPatientlynx
Patients
Specialty Distributor Network (SD)
McKesson
ASD/Oncology Supply
Cardinal Health
DMS Pharmaceutical Group Inc.
Sites of Care
Academic Hospitals
Community Hospitals
Physician Practices
Others (VA, DOD)

~$54 Million net NERLYNX revenue in Q3'22


Quarterly Net Revenue (in $MM)
6.1
20.1
36.0
50.8
52.6
61.1
45.6
53.8
53.5
58.7
48.6
48.8
49.3
50.0
45.8
48.9
43.4
51.0
40.7
51.3
54.3
Q3'2017
Q4'2017
Q1'2018
Q2'2018
Q3'2018
Q4'2018
Q1'2019
Q2'2019
Q3'2019
Q4'2019
Q1'2020
Q2'2020
Q3'2020
Q4'2020
Q1'2021
Q2'2021
Q3'2021
Q4'2021
Q1'2022
Q2'2022
Q3'2022

3,323 Ex-factory bottles were sold in Q4'22*


Bottles Sold (SP + SD) by Quarter
675
2,137
3,517
4,799
4,936
5,538
4,452
4,791
4,696
4,935
4,035
3,728
3,611
3,585
3,247
3,354
2,947
3,454
2,680
3,200
3,197
3,323
Q3'2017
Q4'2017
Q1'2018
Q2'2018
Q3'2018
Q4'2018
Q1'2019
Q2'2019
Q3'2019
Q4'2019
Q1'2020
Q2'2020
Q3'2020
Q4'2020
Q1'2021
Q2'2021
Q3'2021
Q4'2021
Q1'2022
Q2'2022
Q3'2022
Q4'2022

Includes Commercial SP and SD

*Q4'22 Ex-factory is preliminary estimate and not yet final. Q4'22 bottle count includes ~200 additional bottles due to increase in inventory

~68% of patients in Q3’22 started at a reduced dose* **


% of Patients starting at reduced dose
2.0%
2.0%
3.0%
4.0%
6.0%
7.0%
12.0%
11.0%
19.0%
28.0%
30.0%
31.0%
32.8%
42.4%
37.7%
38.7%
54.9%
59.4%
61.5%
65.4%
67.9%
Q3'2017
Q4'2017
Q1'2018
Q2'2018
Q3'2018
Q4'2018
Q1'2019
Q2'2019
Q3'2019
Q4'2019
Q1'2020
Q2'2020
Q3'2020
Q4'2020
Q1'2021
Q2'2021
Q3'2021
Q4'2021
Q1'2022
Q2'2022
Q3'2022

*Reduced dose defined as fewer than 6 pills per day

** FDA approved dose-escalation label supplement in June 2021

Rest of World Partnerships – Timelines

Region	Partner	Regulatory Approvals	Commercial Launches
Australia / SE Asia	Specialised Therapeutics	• 2019 – Ext. Adj. in Australia, Singapore • 2020 – Ext. Adj. in Brunei, Malaysia, New Zealand • Q2 2022 – Ext. Adj. in the Philippines • Q3 2022 – mBC in Singapore	• 2020 – Singapore • Q2 2021 – Malaysia • Q3 / Q4 2021 – Brunei, New Zealand
Israel	MEDISON	• 2020 – Approved in Ext. Adj. and mBC	• 2020 – Launched
Canada	Knight	• 2019 – Ext. Adj. approved • Q2 2021 – mBC approved	• 2020 – Launched
Latin America	PINT PHARMA	• 2019 – Ext Adj in Argentina • 2020 – Ext. Adj in Chile, Ecuador • 2020 – mBC in Argentina • 2021 – Ext Adj and mBC in Peru; mBC in Chile • Q4 2021 – Ext. Adj. in Brazil • Q1 2022 – Ext. Adj. in Mexico • Q3 2022 – mBC in Ecuador	• 2020 – Argentina • Q2 2021 – Chile • Q4 2021 – Peru • Q3 2022 – Brazil
Europe Greater China Middle East North and West Africa South Africa Turkey	Pierre Fabre	• 2019 – EMA approval • 2019 – Ext. Adj. in Hong Kong • 2020 – Ext. Adj. in China, Taiwan • Q4 2021 – mBC in Taiwan	• 2019 – Germany, UK, Austria • 2020 – Sweden, Finland, Scotland, Switzerland, Denmark • 2020 – Hong Kong • Q1 2021 – China (added to 2021 NRDL), Taiwan • Q1 2021 – Greece, Czech Republic • Q1 2022 – Ireland • Q3 2022 – Spain
South Korea	BIXINK THERAPEUTICS	• Q4 2021 – Ext. Adj. in S. Korea	• Q1 2022 – Launched

NERLYNX® Extended Adjuvant HER2+ Breast Cancer Market Size

- Approximately 28,300 patients (US) with early stage HER2+ breast cancer treated with adjuvant treatment[1]
  - Approximately 6,000 patients (US) with HR positive early stage HER2+ breast cancer and no pathological complete response to neoadjuvant treatment (high risk disease)
- Approximately 37,000 patients (EU) with early stage HER2+ breast cancer treated with adjuvant treatment[1]
  - Approximately 65–70% of patients have HR positive disease

[1]Roche epidemiology slides 09/18

TBCRC 022: Phase II Trial of HKI-272 (Neratinib) for Patients with HER2+ Breast Cancer and Brain Metastases



HER2+ mBC w/ Brain Mets
Progressive brain mets
Cohort 1 (n = 40 pts)
Neratinib (240 mg/day)
Craniotomy candidates
Cohort 2 (n = 5 pts)
Neratinib (240 mg/day) X 1 cycle, Surgical resection, then Neratinib (240 mg/day)
Progressive brain mets:
3a: No prior lapatinib
3b: Prior lapatinib
Cohort 3a (n = 39 pts)
Cohort 3b (n = 12 pts)
Neratinib (240 mg/day)
Capecitabine (1500 mg/m², d1-14, q3w)
4a: Untreated CNS disease; no prior T-DM1
4b: Progressive CNS disease; no prior T-DM1
4c: Progressive CNS disease; prior T-DM1
Cohort 4a (n = 20 pts)
Cohort 4b (n = 20 pts)
Cohort 4c (n = 23 pts)
Neratinib (160 mg/day)
T-DM1 (3.6 mg/kg IV q21d)
Data from Cohort 4b and 4c anticipated in 2022
(Treat until PD or toxicity; if non-CNS PD, trastuzumab may be added)

Primary endpoint: ORR in CNS: Cohort 1 ≥5 pts (12.5%); Cohort 3a ≥9 pts (25.7%); Cohort 3b ≥2 pts (8%); Cohort 2 PFS

Secondary endpoints: ORR in non-CNS, PFS, OS

TBCRC-022 Cohort 3a
CNS Response

Best Volumetric Response (n=31)*



100
80
60
40
20
0
-20
-40
-60
-80
-100
% reduction in volume of CNS lesions
CNS ORR = 49% (95% CI 32–66%)
18 responses

TBCRC-022 Cohort 4

CNS Response*

Cohort 4A

Cohort 4B

Cohort 4C


% Change from Baseline
Subject ID
Best Response
CR
SD
PR
PD
BL
Unconfirmed PR

Neratinib Included as a Treatment Option for Recurrent Breast Cancer CNS Metastases By NCCN® Guidelines[1]

Guidelines updated March 2020

Category 2A: Neratinib + Capecitabine	Category 2B: Neratinib + Paclitaxel
TBCRC 022[2]	**NEfERT-T[3,4]**
A Phase II Trial of Neratinib and Capecitabine for Patients with HER2+ Breast Cancer Brain Metastases (NCT01494662)	Randomized, Multi-Center, International Study of HER2-Directed Therapy in 1st-line mBC (NCT00915018)

1. NCCN Guidelines v 1.2018. Central Nervous System Cancers.
2. Freedman RA, et al. Presented at ASCO Annual Meeting, 2017. Abstract 1005
3. Awada A, et al. *Poster Presentation at ASCO Annual Meeting, 2015. #610.*
4. Awada A, et al. *JAMA Oncol.* 2016;2:1557-1564.

Current SUMMIT 'Basket' Trial: Study Design



EGFR exon18-mutant tumors
Lung
Neratinib monotherapy
Cervical
Salivary gland
Solid tumors (NOS)
Neratinib monotherapy
HER2-mutant tumors
Bladder
Neratinib + Paclitaxel
Breast HRc-positive*
Breast HRc-negative
Neratinib* + Trastuzumab#
*plus fulvestrant (in ER+ breast)
#biosimilar may be used if available
HER4-mutant tumors
Solid tumors (NOS)
Neratinib monotherapy

EGFR, HER2 or *HER4* mutations (documented by local testing)

Primary endpoint
- Objective response rate at first post-baseline tumor assessment (ORR_{first})

Secondary endpoints
- ORR (confirmed)
- Clinical benefit rate (CBR)
- Progression-free survival (PFS)
- Safety
- Biomarkers

Simon 2-stage design
- If ≥1 response in first evaluable 7 patients, expand cohort to Stage 2 (N=18)
- If ≥4 responses in Stage 2, expand or breakout

Tumor assessments
- RECIST v1.1 (primary criteria)
- PET response criteria (RECIST non-evaluable)

Statistical methods
- ORR_{first}, ORR, CBR: associated 95% CI
- Median PFS: Kaplan-Meier estimate with 95% CI

Key Inclusion Criteria
- Histologically confirmed cancers for which no curative therapy exists
- Documented EGFR exon 18, HER2 or HER4 mutation
- ECOG status of 0 to 2
- RECIST 1.1 evaluable disease (measurable or non-measurable disease): if RECIST non-measurable, evaluable by other accepted criteria

Key Exclusion Criteria
- Prior treatment with any pan-HER TKI (eg, lapatinib, afatinib, dacomitinib, neratinib)
- Patients who are receiving any other anticancer agents
- Symptomatic or unstable brain metastases
- Women who are pregnant or breast-feeding

SUMMIT

Breast Cancer Cohort

Change in tumor size (target lesion) and characteristics*


Non-randomized
HR+
Prior CDK4/6i
N+F+T
Randomized
HR+
Prior CDK4/6i
N+F+T
Randomized
HR+
Prior CDK4/6i
F+T
Randomized
HR+
Prior CDK4/6i
F
TNBC
N+T
Maximum change in tumor volume from baseline (%)
100
50
0
-50
-100
HER2 mutation category
Kinase domain hotspot
Exon 20 insertion
Extracellular domain hotspot
Exon 19 deletion
Transmembrane domain hotspot
Kinase domain hotspot; non-hotspot
Kinase domain hotspot; Kinase domain hotspot
Extracellular domain hotspot; Kinase domain hotspot
Non-hotspot
Best overall response
CR
PR
SD
PD
Histology
Ductal
Lobular
Other/mixed/unk
Evaluation modality
RECIST
Modified PERCIST
New non-target lesion
X Not evaluable
Best overall response
Histology
CDH1
ERBB3
PIK3CA
TP53
ESR1
Co-alteration
(per local genomic report)

* SABCS 2021

SUMMIT (PUMA-NER-5201) Basket Trial

EGFR exon 18 lung cancer cohort update

EGFR Exon 18-Mutant Lung Cancer Cohort Receiving Neratinib Monotherapy: Treatment Duration, Best Response and Best Change in Tumor*



(Lung EGFR exon 18 (N) , N=29, 22SEP2022)
Treatment Arm and Subject ID
0902(G719A)
7902(E709K; G719C)
0758(G719X)
9342(G719A; E709A)
9399(G719X)
9379(E709K)
9396(E709_T710delinsD)
9374(G719X)
0711(G719X)
9345(G719A)
9395(G719X)
9405(G719X)
9411(G719A)
1910(G719C; S768I; T790M)
0712(G719X; S768I)
7904(G719X; S768I)
1900(G719A; E709A)
0155(G719X; S768I; T790M)
9376(G719A)
9386(E709_T710delinsD)
1907(G719C; S768I)
9383(G719A)
9408(G719X; G768I)
5052(E709_T710delinsD; EGFRamp)
9392(G719C)
9367(G719A)
9385(G719A)
9415(G719A)
9362(E709X)
> Trt Con
0 16 32 48 64 80 96 112 128 144 160 176 192
Study Week
PR SD PD



Best change from baseline (%)
100
50
0
-50
-100
EGFR mutation
G719X
G719X and S768I
G719X and S768I and T790M
G719X and E709K
E709X
E709_T710delinsD
^ Not evaluable
Prior TKI
Osimertinib
Afatinib
Gefitinib
Erlotinib
Erlotinib and Osimertinib
Afatinib and Osimertinib
Gefitinib and Osimertinib
None

Data cutoff date: Sep 2022

ALISERTIB

Breast Cancer and Small-Cell Lung Cancer

Alisertib (MLN 8237)

Aurora Kinase A (AURKA) inhibitor


O
N
F
N
N
Cl
OH
HN
O
O

Orally Bioavailable
Drug Class: Benzazepine

- Single-agent and combinational clinical activity in solid tumors including hormone receptor-positive breast cancer (HR+ MBC), triple negative breast cancer (TNBC), small cell lung cancer (SCLC), and head and neck cancer
- Single-agent clinical activity in hematologic malignancies including peripheral T-cell lymphoma (PTCL) and aggressive non-Hodgkin's lympohoma (NHL)
- Well-characterized safety profile: ~1,300 patients treated across 22 company-sponsored trials

Synthetic Lethality of AURKA and Rb1

Cancers with a hypersensitive spindle assembly checkpoint (SAC) depend on AURKA for mitotic exit and survival[1]



RB1
MYC
Tubulin inhibitors
MCC genes
(*MAD2L1, BUB1B*)
SAC
Low AURKA kinase activity
High AURKA kinase activity
Mitotic arrest and apoptosis
Mitotic exit

- Loss of function of Rb1 is a common event in cancer and can emerge as a mechanism of resistance to EGFR, CDK4, and ER-targeted therapies in breast and lung cancers
- Rb1 controls entry into S phase of mitosis, and loss of Rb1 function leads to a hyperactivated, primed, SAC
- Cancers with a hyperactivated SAC depend on AURKA in order to overcome SAC priming, which leads to stalled mitosis

[1]Dick F Cancer Discovery Feb 2019, Gong X Cancer Discov 2019

AURKA and c-Myc Co-regulate Each Other

Nuclear AURKA exerts kinase-independent functions by acting as a transcription factor


AURKA
c-Myc
Genomic instability & tumor development
E2F1
cyclin-D2
cyclin-E
cdk4
cdk2
p27klp1
P
Cell proliferation

- AURKA and c-Myc transcriptionally upregulate each other, suggesting the existence of a positive feedback loop
- c-Myc upregulates Cyclin D2, CDK4, and cyclin-E, contributing to complex formation and subsequent phosphorylation of p27Kip1, which leads to cell proliferation

Naso FD Oncogene 2021, Tang A Oncotarget 2017

Clinical Experience in Small-Cell Lung Cancer

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- SCLC Cohorts

Study design:

- Pts had to have undergone ≤ 2 previous cytotoxic regimens, not including adjuvant or neoadjuvant treatments
- Alisertib administration: orally in 21-day cycles at 50 mg twice daily for 7 days followed by a break of 14 days
- 1° Endpoint: Objective Response Rate (RECIST 1.1)

	All (n=48)	Chemotherapy-sensitive relapse (n=36)	Refractory or chemotherapy-resistant relapse (n=12)
Median (range) number of cycles	2·0* (1–17)	3·5 (1–17)	2·0 (2–6)
Best response			
Objective response†	10 (21%) (10–35)	7 (19%)	3 (25%)
Stable disease	16 (33%) (20–48)	13 (36%)	3 (25%)
Stable disease for ≥6 months	2 (4%)	2 (6%)	0
Progressive disease	22 (46%) (31–61)	16 (44%)	6 (50%)
Duration of response (months)	4·1 (3·1–NE)	3·1	4·3
Progression-free survival (months)	2·1 (1·4–3·4)	2·6 (1·4–3·7)	1·7 (1·2–3·9)
Time to progression (months)	2·6 (1·4–3·8)	2·8 (1·4–3·9)	1·4 (1·2–4·4)

Table adapted from Melichar B Lancet Oncol 2015. Data are either number of patients (%) (95% CI), or median (95% CI), unless otherwise stated. NE=not estimable. *Safety population. †All were partial responses. All responses were based on investigator tumor assessments (RECIST v1.1).

Melichar B Lancet Oncol 2015

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- SCLC Cohorts

10 (21%; 95% CI 10–35) of 48 patients had an objective response; all responders achieved a partial response



Chemotherapy-sensitive relapse
Refractory or chemotherapy-resistant relapse
Change in target lesion size and best response
(investigator assessed response)
Greatest change from baseline in target lesion size (%)
70
60
50
40
30
20
10
0
–10
–20
–30
–40
–50
–60
–70
PD PD PD PD PD PD PD PD PD PD PD PD PD PD PD PD PD SD PD SD PD SD SD SD SD SD SD PD PD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR

PD=progressive disease. SD=stable disease. PR=partial response. Dotted line at –30% represents a partial response, according to RECIST 1.1 (investigator tumor assessments).

Melichar B Lancet Oncol 2015

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- SCLC Cohorts

All-cause adverse events in safety evaluable SCLC cohort (n=60)

	Grade 1–2	Grade 3–4
Any adverse event	14 (23%)	43 (72%)
Neutropenia	5 (8%)	22 (37%)
Fatigue	23 (38%)	5 (8%)
Anaemia	9 (15%)	10 (17%)
Alopecia	16 (27%)	NA
Diarrhoea	16 (27%)	2 (3%)
Nausea	18 (30%)	0
Leukopenia	4 (7%)	8 (13%)
Stomatitis	9 (15%)	4 (7%)
Decreased appetite	18 (30%)	0
Vomiting	10 (17%)	1 (2%)
Thrombocytopenia	5 (8%)	6 (10%)
Somnolence	8 (13%)	1 (2%)
Dyspnoea	10 (17%)	0
Constipation	5 (8%)	0
Pyrexia	4 (7%)	0
Peripheral oedema	4 (7%)	0
Headache	8 (13%)	1 (2%)
Insomnia	7 (12%)	0
Cough	5 (8%)	0
Asthenia	6 (10%)	1 (2%)
Dehydration	3 (5%)	3 (5%)

Table adapted from Melichar B Lancet Oncol 2015. Data are number of patients with AE (%) for AEs of any grade in at least 10% of patients overall. NA = not applicable

Melichar B Lancet Oncol 2015

Grade 3-4 AEs Present in ≥ 10% of SCLC Patients
- alisertib monotherapy compared to lurbinectedin monotherapy

	Alisertib (n=60)[1]		Lurbinectedin (n=105)[2]	
AE	All grade, n (%)	Grade 3-4, n (%)	All grade, n (%)	Grade 3-4, n (%)
Neutropenia	27 (45%)	22 (37%)	75 (71%)	48 (46%)
Anemia	19 (32%)	10 (17%)	100 (95%)	9 (9%)
Leukopenia	12 (20%)	8 (13%)	83 (79%)	30 (29%)
Thrombocytopenia	11 (18%)	6 (10%)	46 (44%)	7 (7%)

1. alisertib: 50 mg BID; 21-day cycle, 7 days followed by 14-day break

[1]Melichar B Lancet Oncol 2015, [2]Trigo Lancet Oncol 2020

Randomized Phase 2 Study of Paclitaxel plus Alisertib vs Paclitaxel plus Placebo as Second-Line SCLC: Primary Analysis

Study design:

- Patients with relapsed or refractory SCLC stratified by relapse type (sensitive vs resistant or refractory)
- Randomized 1:1 to alisertib + paclitaxel or placebo + paclitaxel in 28-day cycles
- Alisertib (40 mg BID for 3 weeks on days 1–3, 8–10, and 15–17) plus paclitaxel (60 mg/m2 intravenously on days 1, 8, and 15) or placebo plus paclitaxel (80 mg/m2 intravenously on days 1, 8, and 15) in 28-day cycles
- 1° endpoint PFS

Biomarkers: associations between c-Myc expression in tumor tissue (prespecified) and genetic alterations in ctDNA (retrospective) with clinical outcome

PFS in ITT



Treatment group: Alisertib + paclitaxel Placebo + paclitaxel
HR: 0.77; 95% CI: 0.557–1.067; p = 0.113
Corrected, HR: 0.71; 95% CI: 0.509–0.985; p = 0.038
PFS probability
Time (days)

Number at risk:	0	30	60	90	120	150	180	210	240	270	300
Alisertib + paclitaxel	89	74	55	41	28	13	10	6	3	0	0
Placebo + paclitaxel	89	65	45	27	19	12	8	4	3	3	0

OS in ITT



HR: 0.87; 95% CI: 0.612–1.236; p = 0.714
Corrected, HR: 0.79; 95% CI: 0.551–1.141; p = 0.209
Survival probability
Time (days)

Number at risk:	0	30	60	90	120	150	180	210	240	270	300	330	360	390	420	450	480
Alisertib + paclitaxel	89	82	69	60	52	40	35	25	21	14	6	3	2	1	1	1	0
Placebo + paclitaxel	89	86	72	58	46	37	24	17	12	9	7	3	2	2	0	0	0

Owonikoko J Thorac Oncol 2020

Randomized Phase 2 Study of Paclitaxel plus Alisertib vs Paclitaxel plus Placebo as Second-Line SCLC: Correlative Biomarker Analysis

Improved PFS observed among patients positive versus negative for *c-Myc* expression

PFS in patients positive for *c-Myc* expression

Median PFS 4.64 mo w/ paclitaxel + alisertib (n=17) vs 2.27 mo w/ paclitaxel + placebo (n=16)
HR = 0.29, 95% CI: 0.12–0.72



Alisertib + paclitaxel
Placebo + paclitaxel
1.00
0.75
0.50
0.25
0
PFS probability
0
100
200
300
Time (days)

Randomized Phase 2 Study of Paclitaxel plus Alisertib vs Paclitaxel plus Placebo as Second-Line SCLC: Correlative Biomarker Analysis

Improved outcomes among pts with genetic alternations in cell cycle genes *CDK6*, *RBL1*, *RBL2*, and *RB1* (collectively referred to as "mutant")



Mutant: PFS
n
Median, months
Alisertib + paclitaxel 40 3.68
Placebo + paclitaxel 47 1.80
HR (95% CI) 0.395 (0.239–0.654)
p-value 0.0003
Survival probability
1.00
0.75
0.50
0.25
0.00
0.00
3.29
6.57
9.86
Time (months)
Mutant: OS
n
Median, months
Alisertib + paclitaxel 40 7.20
Placebo + paclitaxel 47 4.47
HR (95% CI) 0.427 (0.259–0.704)
p-value 0.00085
Alisertib + paclitaxel
Placebo + paclitaxel
Wild type: PFS
n
Median, months
Alisertib + paclitaxel 28 2.63
Placebo + paclitaxel 25 2.60
HR (95% CI) 1.31 (0.736–2.33)
p-value 0.359
Wild type: OS
n
Median, months
Alisertib + paclitaxel 28 4.47
Placebo + paclitaxel 25 5.95
HR (95% CI) 1.70 (0.865–3.33)
p-value 0.124

Owonikoko J Thorac Oncol 2020

Randomized Phase 2 Study of Paclitaxel plus Alisertib vs Paclitaxel plus Placebo as Second-Line SCLC: Safety

Table 3. Most Frequently Reported All-Cause and Drug-Related Treatment-Emergent AEs, Occurring in at Least 15% (All-Cause) or at Least 10% (Drug-Related) of Patients Overall (Any Grade) in Either Arm, Respectively, with the Corresponding Grade 3 or higher AEs (Safety Population), and All Drug-Related Fatal AEs

	Alisertib/Paclitaxel (n = 87)		Placebo/Paclitaxel (n = 89)	
AE	Any Grade	Grade ≥3	Any Grade	Grade ≥3
All-cause AE, n (%)	86 (99)	66 (76)	85 (96)	45 (51)
Diarrhea	51 (59)	14 (16)	18 (20)	1 (1)
Fatigue	38 (44)	9 (10)	29 (33)	5 (6)
Nausea	29 (33)	2 (2)	30 (34)	4 (4)
Anemia	38 (44)	12 (14)	18 (20)	3 (3)
Neutropenia	43 (49)	35 (40)	7 (8)	5 (6)
Vomiting	28 (32)	2 (2)	21 (24)	3 (3)
Decreased appetite	29 (33)	3 (3)	19 (21)	3 (3)
Dyspnea	21 (24)	4 (5)	19 (21)	2 (2)
Stomatitis	29 (33)	12 (14)	6 (7)	2 (2)
Cough	17 (20)	0	17 (19)	0
Constipation	8 (9)	1 (1)	21 (24)	0
Asthenia	14 (16)	3 (3)	11 (12)	0
Dizziness	14 (16)	0	8 (9)	0
Alopecia	14 (16)	0	5 (6)	0
Leukopenia	13 (15)	7 (8)	5 (6)	2 (2)
Decreased neutrophil count	14 (16)	11 (13)	4 (4)	1 (1)
Weight decreased	13 (15)	0	5 (6)	0
Drug-related fatal AE, n (%)				
Neutropenic sepsis	–	1 (1)	–	0
Sepsis	–	1 (1)	–	0
Febrile neutropenia	–	1 (1)	–	0
Septic shock	–	1 (1)	–	0

AE, adverse event

Owonikoko J Thorac Oncol 2020

Clinical Studies of Alisertib in Breast Cancer

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- Breast Cancer Cohorts

Study design:

- Pts had to have undergone ≤ 2 previous cytotoxic regimens, not including adjuvant or neoadjuvant treatments
- Alisertib administered orally in 21-day cycles at 50 mg twice daily for 7 days followed by a break of 14 days
- 1° Endpoint: Objective Response Rate (RECIST 1.1)

	All (n=49)	Hormone receptor-positive and HER2-negative (n=26)	HER2-positive (n=9)	Triple negative (n=14)
Median (range) number of cycles	4·0* (1–23)	8·0 (1–23)	6·0 (1–19)	2·0 (1–14)
Best response				
Objective response†	9 (18%) (9–32)	6 (23%)	2‡ (22%)	1 (7%)
Stable disease	25 (51%) (36–66)	17 (65%)	3 (33%)	5 (36%)
Stable disease for ≥6 months	10 (20%)	8 (31%)	1 (11%)	1 (7%)
Progressive disease	15 (31%) (18–45)	3 (12%)	4 (44%)	8 (57%)
Duration of response (months)	5·6 (2·8–12·0)	4·2	11·2	4·2
Progression-free survival (months)	5·4 (2·6–7·9)	7·9 (4·2–12·2)	4·1 (0·95–15·0)	1·5 (1·2–3·2)
Time to progression (months)	5·4 (2·6–7·9)	7·9 (4·2–12·2)	4·1 (0·95–15·0)	1·5 (1·2–3·2)

Data are either number of patients (%) (95% CI), or median (95% CI), unless otherwise stated. For the breast cancer subgroup, numbers of patients were too small to calculate 95% CIs. *Safety population. †All were partial responses. . ‡ These two patients had the only hormone receptor-negative tumors in the cohort. All responses were based on investigator tumor assessments (RECIST v1.1).

Melichar B Lancet Oncol 2015

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- Breast Cancer Cohorts

9 / 49 patients (18%; 95% CI 9–32) had an objective response; all responders achieved a partial response



Triple negative
HR-positive/HER2-negative
HER2-positive/any HR
Change in target lesion size and best response
(investigator assessed response)
Greatest change from baseline in target lesion size (%)
80
70
60
50
40
30
20
10
0
−10
−20
−30
−40
−50
−60
−70
−80
PD PD PD PD PD PD PD SD SD PD SD SD SD PD SD PD SD SD SD SD SD SD SD PD SD SD SD SD PD SD SD SD SD PD SD SD SD SD PR PR PR PR PR PR PR PR PR

PD=progressive disease. SD=stable disease. PR=partial response. Dotted line at −30% represents a partial response, according to RECIST 1.1 (investigator tumor assessments).

Melichar B Lancet Oncol 2015

Phase 2 Study of Alisertib Monotherapy in Solid Tumors
- Breast Cancer Cohorts

All-cause adverse events in safety evaluable breast cancer cohort (n=53)

	Grade 1–2	Grade 3–4
Any adverse event	8 (15%)	44 (83%)
Neutropenia	3 (6%)	30 (57%)
Fatigue	23 (43%)	6 (11%)
Anaemia	17 (32%)	4 (8%)
Alopecia	26 (49%)	NA
Diarrhoea	25 (47%)	2 (4%)
Nausea	15 (28%)	2 (4%)
Leukopenia	5 (9%)	19 (36%)
Stomatitis	16 (30%)	8 (15%)
Decreased appetite	13 (25%)	0
Vomiting	11 (21%)	1 (2%)
Thrombocytopenia	8 (15%)	4 (8%)
Somnolence	14 (26%)	1 (2%)
Dyspnoea	9 (17%)	3 (6%)
Constipation	9 (17%)	0
Pyrexia	4 (8%)	1 (2%)
Peripheral oedema	9 (17%)	0
Headache	11 (21%)	0
Insomnia	6 (11%)	0
Cough	8 (15%)	1 (2%)
Asthenia	2 (4%)	3 (6%)
Dehydration	5 (9%)	3 (6%)

Table adapted from Melichar B Lancet Oncol 2015. Data are number of patients with AE (%) for AEs of any grade in at least 10% of patients overall. NA = not applicable

Phase 2 Randomized Trial of Alisertib + Fulvestrant vs Alisertib in Advanced HR+ Breast Cancer

Patients (n=96)

Inclusion Criteria

- Post-menopausal women
- Histologically-proven ER+ (>10% expression) and HER2 negative
- No more than two prior chemotherapy regimens
- Prior treatment with fulvestrant in the metastatic setting required
- Disease that is measurable as defined by the RECIST criteria

Regimen & Schedule

- **Alisertib + Fulvestrant**: Alisertib 50 mg PO BID on days 1-3, 8-10, 15-17 q 28-day cycle with fulvestrant 500 mg IM on days 1 and 15 of cycle 1 then day 1 of all subsequent cycles
- **Alisertib Alone**: Alisertib 50 mg PO BID on days 1-3, 8-10, 15-17 q 28-day cycle

Patient Characteristics

	Alisertib (n=45)	Alisertib + Fulvestrant (n=45)
Prior Chemotherapy		
(Neo)Adjuvant Setting	27 (60.0%)	27 (60.0%)
Metastatic Setting	21 (46.7%)	31 (69.9%)
Prior Adjuvant Endocrine Therapy		
Aromatase Inhibitor	24 (53.3%)	20 (44.4%)
Tamoxifen	14 (31.1%)	22 (48.8%)
Fulvestrant	7 (15.5%)	2 (4.4%)
Prior Endocrine Therapy for MBC		
Anastrozole/Letrozole	26 (57.8%)	35 (77.8%)
Exemestane	15 (33.3%)	26 (57.8%)
Fulvestrant	44 (97.8%)	45 (100.0%)
Prior Targeted Therapy for MBC		
CDK 4/6 inhibitor	45 (100%)	45 (100%)
Everolimus	16 (35.6%)	26 (57.8%)

Clinical Outcomes

	Alisertib (n=45)	Alisertib + Fulvestrant (n=45)
Confirmed Responses	8 PR	1 CR; 8 PR
Objective Response Rate	17.8% (90% CI: 9.2-29.8%)	20.0% (90% CI: 10.9-32.3%)
Clinical Benefit Rate (24-week)	42.2% (90% CI: 29.7-55.6%)	28.9% (90% CI: 18.0-42.0%)
Median PFS (months)	5.6 (95%CI: 3.9 – 9.3)	5.1 (95%CI: 3.8 – 7.6)
Deaths 6-month OS rate	n=10 90. 6% (95% CI: 82.2-99.8%)	n=14 75.6% (95% CI: 63.9-90.2%)

Haddad TC SABCS 2020 PD2-05

Phase 2 Randomized Trial of Alisertib + Fulvestrant vs Alisertib in Advanced HR+ Breast Cancer

Safety

	Alisertib (n=45)		Alisertib + Fulvestrant (n=45)	
	G3	G4	G3	G4
Hematologic Adverse Events				
Anemia	13%	2%	9%	0%
Lymphocyte Count Decreased	2%	0%	13%	0%
Neutropenia Count Decreased	24%	18%	20%	22%
White Blood Cell Count Decreased	13%	4%	22%	9%
Non-Hematologic Adverse Events				
Fatigue	0%	0%	11%	0%

Reason for Treatment Discontinuation	Alisertib* (n=45)	Alisertib + Fulvestrant (n=45)
Disease progression	28	28
Intolerability	2	6
Patient Refusal	0	4
Physician Decision	1	0
Second Primary	0	1
Death	2	1

*Discontinuation of monotherapy

Haddad TC SABCS 2020 PD2-05

Phase 2 Randomized Study of Paclitaxel + Alisertib vs Paclitaxel Alone

- Efficacy in ER+/HER2- MBC Cohort

Study design:

- Patients with ER+/HER2- or triple negative metastatic breast cancer stratified by prior neo or adjuvant taxane and by line of metastatic therapy
- Randomized 1:1 to paclitaxel + alisertib or paclitaxel alone in 28-day cycles
- Paclitaxel 60mg/m2 intravenously (IV) on days 1, 8, and 15 plus alisertib 40 mg twice daily on days 1 to 3, 8 to 10, and 15 to 17 of a 28-day cycle or to single agent paclitaxel 90mg/m2 IV on days 1, 8, and 15 of a 28-day cycle
- 1° endpoint PFS

PFS in ER+/HER2- ITT



Median PFS: 10.2 (3.8-15.7) mo for paclitaxel + alisertib vs 7.1 (3.8-10.6) mo with paclitaxel
HR = 0.56, 95% CI: 0.37-0.84, p=.005
Progression-free survival
1.0
0.8
0.6
0.4
0.2
0
Paclitaxel + alisertib
Paclitaxel
0
6
12
18
24
30
36
Time, mo

No. at risk

	0	6	12	18	24	30	36
Paclitaxel + alisertib	69	39	23	12	5	2	0
Paclitaxel	70	32	8	2	0		

Median OS: 26.3 (12.4-37.2) mo for paclitaxel + alisertib vs 25.1 (11.0-31.4) mo for paclitaxel (HR, 0.89; 95%CI, 0.58-1.38; *P* = .61)

O'Shaughnessy J JAMA Netw Open 2021

Phase 2 Randomized Study of Paclitaxel + Alisertib vs Paclitaxel Alone
- Efficacy in ER+/HER2- MBC Cohort Pretreated with Palbociclib

Efficacy in patients pretreated with palbociclib (n=30)

- Median PFS: 13.9 (5.6-15.6) mo (14 pts) w/ paclitaxel + alisertib vs 5.6 (3.0-10.6) mo (16 pts) w/ paclitaxel alone (HR, 0.58; 95%CI, 0.26-1.32; *P* = .19)

- CBR: 61.5% w/ paclitaxel + alisertib (95%CI,31.6%-86.1%) vs 37.5% (95%CI, 15.2%-64.6%) w/ paclitaxel alone

O'Shaughnessy J JAMA Netw Open 2021

Rb1 Loss and *c-Myc* Upregulation Correlate with Palbociclib Resistance

Both RB1 loss and MYC upregulation were observed in palbociclib-resistant HR+ breast cancer cell lines, supporting a role for alisertib in this setting

RB1 Loss



MCF7
MCF7-PR
T47D
T47D-PR
RB
p-RB
MCF7
MCF7-PR
Negative control
Negative control
RB
RB

C-Myc Upregulation



MCF7-PR Vs MCF7
STAT3
VEGFA
FGFR1
TGFB1
SMAD3
MYC
AKT1
ZEB1
TWIST1
SMAD4
NFATC1
DNMT1
Fold change
<3
<1.5-3
<1.5
>1.5
>1.5-3
>3

Summary of Alisertib Efficacy in Metastatic Breast Cancer

Tumor Type	Active Regimen			Comparator			Reference
	Regimen (N)	N	Median PFS (mo, 95% CI)	Regimen (N)	N	Median PFS (mo, 95% CI)	
HR+/HER2-	alisertib 50 mg BID[1]	26	7.9 (4.2-12.2)	NA		NA	Melichar B Lancet Oncol 2015
ER+/HER2-	alisertib 50 mg BID[2]	45	5.6 (3.9-9.3)	alisertib 50 mg BID[2] + fulvestrant	45	5.1 (3.8-7.6)	Haddad SABCS 2020 PD2-05
ER+/HER2-	paclitaxel 60mg/m2[3] IV + alisertib 40 mg BID[2]	69	10.2 (3.8-15.7)	paclitaxel 90mg/m2 IV[3]	70	7.1 (3.8-10.6)	O'Shaughnessy JAMA Netw Open 2021
ER+/HER2-, Palbociclib pretreated	paclitaxel 60mg/m2[3] IV + alisertib 40 mg BID[2]	14	13.9 (5.6-15.6)	paclitaxel 90mg/m2 IV[3]	16	5.6 (3.0-10.6)	O'Shaughnessy JAMA Netw Open 2021
TNBC	paclitaxel 60mg/m2[3] IV + alisertib 40 mg BID[2]	19	9.6 (6.1-22.6)	paclitaxel 90mg/m2 IV[3]	16	5.7 (2.9-8.2)	O'Shaughnessy JAMA Netw Open 2021

1. alisertib: 21-day cycle, 7 days followed by 14-day break, 2. alisertib: 28-day cycle, on days 1-3, 8-10, 15-17, 3. paclitaxel: 28-day cycle on days 1, 8, and 15

Melichar B Lancet Oncol 2015, Haddad SABCS 2020 PD2-05, O'Shaughnessy J JAMA Netw Open 2021

Study-related Neutropenia in Metastatic Breast Cancer - Alisertib compared to other agents

Regimen	All-grade Neutropenia (%)	Grade 3/4 Neutropenia (%)	Febrile Neutropenia (%)
Alisertib monotherapy 50 mg BID[1]	63%[1]	57%[1]	4%[1]
Alisertib monotherapy 50 mg BID[2]	Not reported[2]	42%[2]	Not reported[2]
Alisertib 50 mg BID + fulvestrant[2]	Not reported	42%	Not reported
Alisertib 40 mg BID + paclitaxel[3]	67.9%	59.5%	1.2%
Eribulin mesylate (HALAVEN)[4]	82%	57%	5%
Physician's Choice of Chemotherapy[5]	51.2%	40.7%	Not reported
Palbociclib (IBRANCE)[6] + fulvestrant (PALOMA-3) or letrazole (PALOMA-2)	P+F: 83% P+L: 80%	P+F: 66% P+L: 66%	P+F: 0.9% P+L: 2.5%
Sacituzumab govitecan (TRODELVY)[7] for ER+	70%	51% (G ≥3 neutropenia)	5%
Sacituzumab govitecan (TRODELVY)[8] for TNBC	64%	52%	6%

1. alisertib: 21-day cycle, 7 days followed by 14-day break, 2. alisertib: 28-day cycle, on days 1-3, 8-10, 15-17, 3. paclitaxel: 28-day cycle on days 1, 8, and 15

Alisertib-associated neutropenia is thought to be cumulative and possibly can be managed/reduced with G-CSFs for prophylaxis of neutropenia per NCCN Guidelines[9]

[1]Melichar B Lancet Oncol 2015, [2]Haddad SABCS 2020 PD2-05, [3]O'Shaughnessy J JAMA Netw Open 2021, [4]HALAVEN USPI, [5]Modi S N Engl J Med 2022, [6]IBRANCE USPI, [7]Rugo HS ASCO 2022, [8]TRODELVY USPI, [9]NCCN Guideline Hematopoietic Growth Factors Version 1.2022

Overview of Alisertib Clinical Development Plan

<table>
<tr><th>Target Patient Population(s)</th><th>Rationale for Selected Indication</th><th>Potential Biomarker-defined Subgroups</th></tr>
<tr><td>HR+/HER2- metastatic breast cancer (MBC)</td><td>• Prior Clinical Data
• Puma experience in breast cancer</td><td rowspan="2">• c-Myc amplification
• Rb1 deficiency</td></tr>
<tr><td>Small Cell Lung Cancer (SCLC)</td><td>• Prior Clinical Data</td></tr>
</table>

Puma plans to meet with FDA to discuss alisertib clinical development plan and Project Optimus in H1 2023

Puma – Expected Milestones

- Publication of the biomarker studies from the randomized trial of alisertib plus fulvestrant versus alisertib alone in hormone receptor-positive, HER2-negative breast cancer (H1 2023)
- Biomarker data from the randomized trial of alisertib plus paclitaxel versus paclitaxel alone in hormone receptor-positive, HER2-negative breast cancer (H1 2023)
- Report data from an ongoing investigator sponsored Phase I/II trial of alisertib plus pembrolizumab for the treatment of patients with Rb-deficient head and neck squamous cell cancer (2023)
- Conduct a meeting with the FDA to discuss the registration pathway of neratinib in HER2-mutated HR-positive breast cancer (H1 2023)
- Conduct a meeting with the FDA to discuss the potential for an accelerated approval pathway for neratinib in non-small cell lung cancer patients with *EGFR* exon 18 mutations who have been previously treated with an EGFR tyrosine kinase inhibitor (H1 2023)
- Conduct a meeting with the FDA to discuss the registration pathway for alisertib in hormone receptor positive, HER2-negative breast cancer and small cell lung cancer (H1 2023)

Experienced Management Team

Alan H. Auerbach
Chairman, Chief Executive Officer, President, Founder
- *Chief Executive Officer, President, Founder, Cougar Biotechnology*

Jeff Ludwig
Chief Commercial Officer
- *Eli Lilly, Astellas, Amgen*

Maximo F. Nougues
Chief Financial Officer
- *Getinge AB, Boston Scientific, The Clorox Company*

Alvin Wong, Pharma.D.
Chief Scientific Officer
- *Proteolix, Novacea, Genentech*

Douglas Hunt
Senior Vice President, Regulatory Affairs
- *ArmaGen, Baxter Healthcare, Amgen*

Board of Directors

Alan H. Auerbach
Chairman, Chief Executive Officer, President, Founder, Puma Biotechnology, Inc.

Alessandra Cesano, MD, PhD
Chief Medical Officer, ESSA Pharmaceuticals; NanoString; Cleave Biosciences; Nodality; Amgen; Biogen; SmithKline

Allison Dorval
CFO, Verve Therapeutics; Former CFO Voyager Therapeutics, Inc.; VP and Controller, Juniper Pharmaceuticals, Inc.

Michael Miller
Former EVP U.S. Commercial, Jazz Pharmaceuticals; VP, Sales & Marketing, Genentech

Jay Moyes
CFO, Sera Prognostics, Inc.; Former CFO, Myriad Genetics

Adrian Senderowicz, MD
Senior Advisor and former SVP and Chief Medical Officer, Constellation Pharmaceuticals; Ignyta; Sanofi; Astrazeneca; FDA (Division of Oncology Drug Products)

Brian Stuglich, R.Ph.
CEO, Verastem; Founder, Proventus Health Solutions; Former VP and Chief Marketing Officer, Eli Lilly Oncology

Troy Wilson, PhD, JD
CEO, Kura Oncology; CEO, Wellspring Biosciences; CEO Avidity Nanomedicines; Former CEO, President, Intellikine

Puma Biotechnology – Financial

- Currently trading on NASDAQ: PBYI
- Cash, cash equivalents and marketable securities at September 30, 2022: $78 million
- Net loss in Q3 2022: $0.4 million
- Cash earned in Q3 2022: $17.4 million
- Private placements:
  - March 2022: 3,584,228 shares issued to Alan Auerbach and Athyrium Capital Management
  - December 2022: 568,181 shares issued to Alan Auerbach
- Shares issued and outstanding: 46.3 million

Company Highlights

- NERLYNX® – first HER2-directed drug approved by FDA for extended adjuvant treatment of early-stage HER2+ breast cancer in patients who have received prior trastuzumab
- NERLYNX® – first HER2-directed tyrosine kinase inhibitor approved in both early stage and metastatic HER2+ breast cancer
- Retain full U.S. commercial rights to NERLYNX®
- Clinical activity demonstrated for alisertib in Phase 2 clinical trials in HR-positive, HER2-negative breast cancer, Triple Negative Breast Cancer (TNBC), Small Cell Lung Cancer (SCLC)
- Potential for novel biomarker directed commercial opportunities with alisertib compared to other marketed drugs and drugs in development

Puma Biotechnology

Corporate Presentation

January 2023

Puma Biotechnology

Appendix

January 2023

CONTROL
Study Design

Phase 2 trial to characterize the incidence and severity of diarrhea in patients with HER2+ early breast cancer treated with neratinib and loperamide prophylaxis ± an investigational agent

HER2+ early BC
- Received up to 1 year of adjuvant trastuzumab
- Stage I–3c
- HR (ER/PR) +/–

1 year of therapy

Neratinib 240 mg/day
(endocrine therapy as indicated)

Loperamide prophylaxis → **As needed**

Anti-inflammatory agent or bile acid sequestrant (Cycle 1) — **Day 57 onwards**

Cycles 1–2

STUDY ENDPOINTS
Primary endpoint: incidence of grade ≥3 diarrhea
Secondary endpoints: frequency distribution of maximum-grade diarrhea; incidence and severity of diarrhea by loperamide exposure

CONTROL *vs* ExteNET: Neratinib Treatment-Emergent Diarrhea

Loperamide prophylaxis reduces incidence and severity of diarrhea

	CONTROL[1]					ExteNET[3]
	Loperamide (n=137)	Budesonide + loperamide (n=64)	Colestipol + loperamide (n=136)	Colestipol + loperamide prn (n=104)	Neratinib dose escalation + loperamide prn (n=60) [2]	Loperamide prn (n=1408)
Treatment-emergent diarrhea incidence, n (%)						
No diarrhea	28 (20)	9 (14)	23 (17)	5 (5)	1 (2)	65 (5)
Grade 1	33 (24)	16 (25)	38 (28)	34 (33)	24 (40)	323 (23)
Grade 2	34 (25)	21 (33)	47 (35)	32 (31)	27 (45)	458 (33)
Grade 3	42 (31)	18 (28)	28 (21)	33 (32)	8 (13)	561 (40)
Grade 4	0	0	0	0	0	1 (<1)
Diarrhea leading to discontinuation	28 (20)	5 (8)	5 (4)	8 (8)	2 (3)	237 (17)
Hospitalization (due to diarrhea)	2 (1)	0	0	0	0	20 (1)
Diarrhea leading to dose reduction	10 (7)	3 (5)	10 (7)	12 (12)	2 (3)	372 (26)

1. Barcenas et al. *Annals of Oncology*, 2020
2. Ruiz-Borrego et al. SABCS 2020 3. Chan et al. *Lancet Oncology* 2016

Phase III Trial – Third-Line HER2+ MBC (NALA)

Study Design

- 3rd- or later-line therapy for patients with HER2+ mBC
- Patients with asymptomatic CNS metastatic disease are eligible
- Obtained SPA from FDA and review by EMA in February 2013



HER2+ mBC
Received ≥2 prior lines of
HER2-directed therapy
1:1 RANDOMIZATION
n=600
Neratinib + Capecitabine
Lapatinib + Capecitabine
PD
PD
Follow-up
(Survival)

STUDY OBJECTIVES

Co-Primary: PFS (central) and OS

Secondary: PFS (local), ORR, DoR, CBR, time to intervention for CNS metastases, safety, health outcomes

Phase III Trial – Third-Line HER2+ MBC (NALA): Study Results

Centrally Confirmed PFS (co-primary endpoint)



PFS probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Neratinib + Capecitabine
Lapatinib + Capecitabine
47%
38%
29%
15%
16%
7%
0
3
6
9
12
15
18
21
24
27
30
33
36
Time since randomization (months)

Hazard ratio (95% CI)	Log-rank p-value
0.76 (0.63–0.93)	0.0059

No. at risk:

	0	3	6	9	12	15	18	21	24	27	30	33	36
N+C	307	183	113	69	54	35	20	13	9	7	3	2	2
L+C	314	183	82	39	24	9	8	3	2	2	2	2	1

Saura et al. ASCO 2019 Oral Session: Breast Cancer – Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019

Phase III Trial – Third-Line HER2+ MBC (NALA): Study Results

Prespecified restricted means analysis – PFS


PFS probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Mean PFS (months)
p-value
Neratinib + Capecitabine
8.8
Lapatinib + Capecitabine
6.6
0.0003
Restriction: 24 months
2.2 months
0 3 6 9 12 15 18 21 24 27 30 33 36
Time since randomization (months)
No. at risk:
N+C 307 183 113 69 54 35 20 13 9 7 3 2 2
L+C 314 183 82 39 24 9 8 3 2 2 2 2 1

Saura et al. ASCO 2019 Oral Session: Breast Cancer – Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019

Phase III Trial – Third-Line HER2+ MBC (NALA): Study Results

OS (co-primary endpoint)



OS probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Mean OS (months)
Hazard ratio (95% CI)
Log-rank p-value
Neratinib + Capecitabine
24.0
0.88 (0.72–1.07)
0.2086
Lapatinib + Capecitabine
22.2
Restriction: 48 months
1.7 months
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57
Time since randomization (months)

No. at risk:

	0	3	6	9	12	15	18	21	24	27	30	33	36	39	42	45	48	51	54	57
N+C	307	294	275	244	220	182	142	112	82	64	47	34	28	18	15	13	6	4	2	1
L+C	314	303	273	240	208	170	132	107	84	67	47	36	27	22	17	12	8	4	3	1

Saura et al. ASCO 2019 Oral Session: Breast Cancer – Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019

Phase III Trial – Third-Line HER2+ MBC (NALA): Study Results

Time to intervention for CNS metastases

Intervention	Neratinib + Capecitabine (n=55/307)	Lapatinib + Capecitabine (n=75/314)
Radiation therapy	11%	15%
Surgery/procedure	2%	3%
Anticancer medication	1%	1%

Overall cumulative incidence (Gray's test): 22.8% vs 29.2%; **p=0.043**



Cumulative incidence (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
60
Time since randomization (months)
Neratinib + Capecitabine
Lapatinib + Capecitabine

Saura et al. ASCO 2019 Oral Session: Breast Cancer – Metastatic. Abstract 10002. Presented Tuesday, June 4, 2019

Third-Line HER2+ MBC Market Size

- Approximately 6,400 patients (US) with third-line HER2+ metastatic breast cancer and 4,700 patients (US) with fourth-line HER2+ metastatic breast cancer[1]

[1]Roche epidemiology slides 09/18

FB-10 – Phase I/II Trial of Kadcyla (T-DM1) + Neratinib

HER2+ MBC

Must have received prior anti-HER2-based therapy with pertuzumab for mBC

No prior T-DM1 or HER2 TKI allowed

→

Neratinib

Dose level 1: 120 mg/d
Dose level 2: 160 mg/d
Dose level 3: 200 mg/d
Dose level 4: 240 mg/d

T-DM1

3.6 mg/kg IV d1 Q3W

Primary endpoint: Phase I: Recommended dose of neratinib when given with T-DM1; Phase 2: Objective response rate (CR/PR)

Secondary endpoint: Clinical benefit rate (CR/PR/SD), PFS, PK, tumor biopsy for PDX model (optional)

FB-10 – Phase I/II Trial of Kadcyla (T-DM1) + Neratinib



Dose mg/d
240
240
200
200
200
200
200
160
160
160
160
160
160
160
160
120
120
120
120
120
0
100
200
300
400
500
600
700
800
Days on Treatment
*Off TX, AE/withdrawn
+ On treatment
ORR (CR/PR): 12 of 20 (60%)
CR
PR
SD
PD

Characteristics of *HER2*-mutant breast cancer[1–8]



Incidence

- 2% Primary breast cancers
- 2–4% MBC
- 8% ER+ MBC
- Up to 15% in metastatic ILC



Histology

- Predominantly in hormone receptor-positive (luminal-A) and *HER2*-negative tumors
- Represented in all histology subtypes but enriched in lobular carcinoma


T
C
A
G

Genomics

- Occur across multiple domains of the protein (KD, ECD, TMD)
- Most common variants:
  – SNVs in KD
  – *Exon 20* insertions
  – S310F/Y in ECD
- Common co-mutations include *TP53*, *PIK3CA*, *ERBB3* and *CDH1*

Abbreviations: ECD, extracellular domain; ILC, invasive lobular carcinoma; KD, kinase domain; MBC, metastatic breast cancer; SNV, single nucleotide variant; TMD, transmembrane domain

1. Bose et al. Cancer Discovery 2013; 2. Razavi et al. Cancer Cell 2018; 3. Nayar et al. Nat Genet 2019;51; 4. Croessmann et al. Clin Cancer Res 2019
5. Hyman et al. Nature 2018; 6. Smyth et al. Cancer Discov 2020; 7. Ma et al. Clin Cancer Res 2017; 8. Jhaveri et al. SABCS 2020

Current SUMMIT breast cancer cohorts

- Added inclusion criteria for HR+ cohort to reflect current standard of care: prior CDK4/6 inhibitor therapy



HER2-mutant MBC
MBC cohort
Treatment assignment
HR+/HER2-negative MBC (with prior CDK4/6i) Non-randomized
HR+/HER2-negative MBC (with prior CDK4/6i) Randomized
R 1:1:1
Triple-negative breast cancer
Neratinib + Fulvestrant + Trastuzumab
Neratinib + Fulvestrant + Trastuzumab
Fulvestrant + Trastuzumab
Fulvestrant
Neratinib + Trastuzumab

- **Design:** Simon 2-stage
  - If ≥1 response in first evaluable 7 patients, expand cohort to Stage 2 (N=18)
  - If ≥4 responses in Stage 2, expand up to 50 patients
- **Primary endpoint:** HR+: confirmed objective response rate (ORR, RECIST v1.1)[a]; TNBC: ORR at first post-baseline tumor assessment (ORR_{first}), RECIST v1.1 or modified PERCIST
- **Key secondary endpoint:** Confirmed ORR[b]

[a]ORR by independent review was a primary endpoint in the randomized HR+ cohorts
[b]ORR by investigator review was a secondary endpoint in the randomized HR+ cohorts

HR+ non-randomized N+F+T w prior CDK4/6i: Efficacy findings

Characteristics	Non-randomized (N+F+T, n=26)
Objective response (confirmed CR/PR)[a], n (%)	12 (46.2)
CR	0
PR	12 (46.2)
Best overall response (confirmed or unconfirmed PR or CR), n (%)	15 (57.7)
Median DOR[b], months (95% CI)	14.4 (6.4–NE)
Clinical benefit[c], n (%)	15 (57.7)
Median PFS, months (95% CI)	8.2 (4.0–15.1)
Median duration of treatment, months (range)	8.7 (1.0–22.1)

Data cut-off: 10 September 2021. Tumor response based on: investigator tumor assessments (RECIST v1.1) for HR+ cohorts
CR, confirmed response; PR, partial response; CI, confidence interval; DOR, duration of response; NE, not estimable; PFS, progression-free survival
[a]Objective response defined as either a complete or partial response that is confirmed no less than 4-weeks after the criteria for response are initially met; [b]Kaplan-Meier analysis
[c]Clinical benefit is defined as confirmed CR or PR or stable disease (SD) for ≥24 weeks (within +/– 7-day visit window)

HR+ randomized cohorts: Efficacy findings
Neratinib appears to be critical for inhibition of *HER2* mutations

Characteristics	Randomized cohort (N+F+T, n=7)	(F+T, n=7)	(F, n=7)
Objective response (confirmed CR/PR)[a], n (%)	2 (28.6)	0	0
CR	1 (14.3)	0	0
PR	1 (14.3)	0	0
Best overall response (confirmed or unconfirmed PR or CR), n (%)	3 (42.9)	0	0
Median DOR[b], months (95% CI)	NE	NE	NE
Clinical benefit[c], n (%)	2 (28.6)	0	0
Median PFS, months (95% CI)	6.2 (2.1–NE)	3.9 (1.9–4.1)	4.1 (1.6–4.1)
Median duration of treatment, months (range)	5.0 (0.7–13.2)	3.5 (0.8–4.1)	2.1 (0.7–4.1)

Data cut-off: 10 September 2021. Tumor response based on: investigator tumor assessments (RECIST v1.1) for HR+ cohorts
CR, confirmed response; PR, partial response; CI, confidence interval; DOR, duration of response; NE, not estimable; PFS, progression-free survival
[a]Objective response defined as either a complete or partial response that is confirmed no less than 4-weeks after the criteria for response are initially met; [b]Kaplan-Meier analysis
[c]Clinical benefit is defined as confirmed CR or PR or stable disease (SD) for ≥24 weeks (within +/– 7-day visit window)

TNBC cohort: baseline characteristics and efficacy

Baseline characteristics	TNBC (N+T, n=18)
ECOG performance status, n (%)	
0	9 (50.0)
1	9 (50.0)
Histological type, n (%)	
Lobular	3 (16.7)
Ductal	7 (38.9)
Mixed Ductal and Lobular	0
Other	8 (44.4)
Median number of prior anti-cancer regimens (range)	3.5 (1–7)

Efficacy	TNBC (N+T, n=18)
Objective response (confirmed CR/PR)[a], n (%)	6 (33.3)
CR	1 (5.6)
PR	5 (27.8)
Best overall response (confirmed or unconfirmed PR or CR), n (%)	7 (38.9)
Median DOR[b], months (95% CI)	NE
Clinical benefit[c], n (%)	7 (38.9)
Median PFS, months (95% CI)	6.2 (2.1–8.2)
Median duration of treatment, months (range)	4.4 (0.3–15.4)

Data cut-off: 10 September 2021. Tumor response based on: investigator tumor assessments (RECIST v1.1 or modified PERCIST for TNBC cohort; TNBC cohort analysis ongoing
CR, confirmed response; PR, partial response; CI, confidence interval; DOR, duration of response; NE, not estimable; PFS, progression-free survival
[a]Objective response defined as either a complete or partial response that is confirmed no less than 4-weeks after the criteria for response are initially met; [b]Kaplan-Meier analysis
[c]Clinical benefit is defined as confirmed CR or PR or stable disease (SD) for ≥24 weeks (within +/– 7-day visit window)

SUMMIT

Cervical Cancer Cohort

Characteristics of *HER2*-Mutant Cervical Cancer



Incidence

- 5% metastatic cervical cancers
- May be negatively prognostic for survival



Histology

- Enriched in adenocarcinomas
- High occurrence in HPV+ tumors


T
C
A
G

Genomics

- Most common *HER2*^{mut} is S310 extracellular domain hotspot mutation
- Usually exclusive to *HER2* amplifications
- Most common co-mutations include *TP53*, *PIK3CA*

Neratinib Monotherapy Results Published in Gynecologic Oncology



100
0
– 50
– 100
Best change from baseline (%)
Best response
Histology
PIK3CA co-mutation
KRAS co-mutation
TP53 co-mutation
* *
HER2-mutation category
Non-hotspot
ECD and KD hotspot
Extracellular domain hotspot
Kinase domain hotspot
Transmembrane domain hotspot
Best response (RECIST v1.1)
Partial response
Stable disease
Progressive disease
Not evaluable
Histology
Squamous cell carcinoma
Adenocarcinoma
Endocervical adenocarcinoma

Gynecologic Oncology, 2020

Neratinib Monotherapy Results Published in Gynecologic Oncology


D769N
S310F
S310F
S310F
S310F; V8421
T7331; R678Q
S310F
R678Q
G776V
E695D
S310Y; V8421
S310F
G832E
S310Y
S310Y
S310F; G660D
0
6
12
18
24
30
36
42
Time (months)
Key
Complete response (PET)
Partial response (RECIST)
Stable disease (RECIST)
Progressive disease (RECIST)

Gynecologic Oncology, 2020

Historical Response Rates of Afatinib in NSCLC Patients With *EGFR* Exon 18 Mutations (G719X)

TKI-naïve patients → G719X (n = 55)

TKI-pre-treated patients → G719X (n = 19)

Table 3. Response Rates With Afatinib in Patients With NSCLC Harboring Uncommon Mutations

Mutation Type	CR, n (%)	PR, n (%)	SD, n (%)	PD, n (%)	DCR, n (%)	ORR,n (%)	DoR, Mo (95% CI)
EGFR TKI-naive patients							
Major uncommon mutation (n = 110)	5 (4.5)	61 (55.5)	35 (31.8)	9 (8.2)	101 (91.8)	66 (60.0)	17.1 (11.0-20.8)
G719X (n = 55)	4 (7.3)	31 (56.4)	16 (29.1)	4 (7.3)	51 (92.7)	35 (63.4)	17.1 (10.3-22.0)
L861Q (n = 47)	0 (0.0)	28 (59.6)	14 (29.8)	5 (10.6)	42 (89.4)	28 (59.6)	13.8 (7.4-20.6)
S768I (n = 8)	1 (12.5)	4 (50.0)	3 (37.5)	0 (0.0)	8 (100.0)	5 (62.5)	NR (15.9-NR)
Compound (n = 35)	0 (0.0)	27 (77.1)	5 (14.3)	3 (8.6)	32 (91.4)	27 (77.1)	16.6 (13.8-18.7)
With major uncommon mutation (n = 23)	0 (0.0)	18 (78.3)	4 (17.4)	1 (4.3)	22 (95.7)	18 (78.3)	17.1 (14.7-NR)
Exon 20 insertion (n = 70)	2 (2.9)	15 (21.4)	41 (58.6)	12 (17.1)	58 (82.9)	17 (24.3)	11.9 (5.4-26.7)
T790M (n = 25)	0 (0.0)	6 (24.0)	13 (52.0)	6 (24.0)	19 (76.0)	6 (24.0)	4.7 (3.8-11.0)
Others (n = 23)	0 (0.0)	15 (65.2)	5 (21.7)	3 (13.0)	20 (87.0)	15 (65.2)	9.0 (3.5-11.9)
EGFR TKI-pretreated patients							
Major uncommon mutation (n = 32)	0 (0.0)	8 (25.0)	14 (43.8)	10 (31.3)	22 (68.8)	8 (25.0)	4.9 (2.0-18.0)
G719X (n = 19)	0 (0.0)	2 (10.5)	10 (52.6)	7 (36.8)	12 (63.2)	2 (10.5)	10.0 (2.0-18.0)
L861Q (n = 11)	0 (0.0)	5 (45.5)	3 (27.3)	3 (27.3)	8 (72.7)	5 (45.5)	4.4 (4.3-8.4)
S768I (n = 2)	0 (0.0)	1 (50.0)	1 (50.0)	0 (0.0)	2 (100.0)	1 (50.0)	NR
Compound (n = 21)	0 (0.0)	6 (28.6)	10 (47.6)	5 (23.9)	16 (76.2)	6 (28.6)	16.7 (9.9-21.8)
With major uncommon mutation (n = 8)	0 (0.0)	3 (37.5)	3 (37.5)	2 (25.0)	6 (75.0)	3 (37.5)	16.7 (9.9-16.7)
Exon 20 insertion (n = 21)	0 (0.0)	3 (14.3)	9 (42.9)	9 (42.9)	12 (57.1)	3 (14.3)	3.7 (2.7-10.1)
T790M (n = 64)	0 (0.0)	12 (18.8)	31 (48.4)	21 (32.8)	43 (67.2)	12 (18.8)	6.1 (2.6-7.9)
Others (n = 25)	0 (0.0)	9 (36.0)	8 (32.0)	8 (32.0)	17 (68.0)	9 (36.0)	6.3 (0.8-11.3)

CI, confidence interval; CR, complete response; DCR, disease control rate; DoR, duration of response; PD, progressive disease; ORR, overall response rate; PR, partial response; SD, stable disease; TKI, tyrosine kinase inhibitor; NR, not reported.

Yang et al. Journal of Thoracic Oncology (2020) 15(5): 803-815

Alisertib Mechanism of Action

- Inhibits Aurora Kinase A (AURKA), a serine/threonine protein kinase and transcription factor
- Leads to:
  - Disruption of mitotic spindle apparatus assembly
  - Disruption of chromosome segregation
  - Inhibition of cell proliferation
- Highly selective, reversible ATP competitive inhibitor
  - IC50 <10 nM for AURKA



Alisertib
Aurora A
Mitotic entry delay
Chromosome alignment / spindle bipolarity defects
Apoptosis
Cytokinesis (aneuploid division)
Mitotic slippage
Micronucleation
Multinucleation
Apoptosis
Senescence
Cell cycle reentry
S
G1
Cell Cycle
G2
M

Aurora Kinase A and Epithelial to Mesenchymal Transition



Aurora Kinase A
overexpression
Epithelial cells
↑ERα
↑CD24
Alisertib
Mesenchymal cells
↓ERα
↓CD24
↑HER-2/Neu

- AURKA promotes epithelial to mesenchymal transition in breast cancer cells
- *AURKA* overexpression leads to the transition from an epithelial phenotype to a mesenchymal phenotype, leading to decreased ERα and CD24 expression and HER2/Neu overexpression
- Alisertib counteracts the effects of *AURKA* overexpression and abrogates the epithelial to mesenchymal transition

Niu H Front Oncol 2015

Prognostic Implications of High Aurora Kinase A Expression

High *AURKA* expression is correlated with worse overall survival in multiple solid tumor types

Study/Subgroup	Log Hazard Ratio	SE	Weight	Hazard Ratio IV, Random, 95% CI
Lung cancer				
Ogawa 2008	1.0716	0.4997	3.0%	2.92 [1.10, 7.78]
Takeshita 2008	0.6043	0.4927	3.0%	1.83 [0.70, 4.81]
Xu 2014	1.1973	0.2838	4.5%	3.31 [1.90, 5.77]
Zeng 2014	0.6408	0.3253	4.2%	1.90 [1.00, 3.59]
Subtotal (95% CI)			**14.7%**	**2.52 [1.76, 3.60]**
Heterogeneity: Tau² = 0.00; Chi² = 2.19, df = 3 (P = 0.53); I² = 0%				
Test for overall effect: Z = 5.06 (P < 0.00001)				
Colorectal cancer				
Burum-Auensen 2008	0.7178	0.3635	3.9%	2.05 [1.01, 4.18]
Dotan 2012	1.2726	0.4667	3.2%	3.57 [1.43, 8.91]
Goktas 2014	0.9517	0.7459	1.9%	2.59 [0.60, 11.17]
Goos 2013	0.5068	0.2179	4.9%	1.66 [1.08, 2.54]
Subtotal (95% CI)			**13.9%**	**1.97 [1.41, 2.74]**
Heterogeneity: Tau² = 0.00; Chi² = 2.39, df = 3 (P = 0.50); I² = 0%				
Test for overall effect: Z = 4.00 (P < 0.0001)				
Breast cancer				
Dedic 2013	-0.0812	0.047	5.7%	0.92 [0.84, 1.01]
Loddo 2009	0.7793	0.4356	3.4%	2.18 [0.93, 5.12]
Xu 2013	1.0459	0.3453	4.0%	2.85 [1.45, 5.60]
Subtotal (95% CI)			**13.2%**	**1.68 [0.73, 3.89]**
Heterogeneity: Tau² = 0.45; Chi² = 14.14, df = 2 (P = 0.0009); I² = 86%				
Test for overall effect: Z = 1.22 (P = 0.22)				
Ovarian cancer				
Landen 2007	0.6678	0.2379	4.8%	1.95 [1.22, 3.11]
Mendiola 2009	0.8065	0.3547	3.9%	2.24 [1.12, 4.49]
Yang 2011	1.6094	0.5592	2.7%	5.00 [1.67, 14.96]
Subtotal (95% CI)			**11.4%**	**2.31 [1.52, 3.52]**
Heterogeneity: Tau² = 0.03; Chi² = 2.40, df = 2 (P = 0.30); I² = 17%				
Test for overall effect: Z = 3.90 (P < 0.0001)				



Hazard Ratio
IV, Random, 95% CI
Lung
Colorectal
Breast
Ovarian
0.01
0.1
1
10
100
Low AURKA
High AURKA

Figure adapted from Zhang J Jpn J Clin Oncol 2015

Meta-analysis of *AURKA* expression and overall survival

Alisertib in Breast Cancer Cell Lines

Alisertib inhibits proliferation and induces G2/M cell cycle arrest, apoptosis, and autophagy

Alisertib induces G2/M cell cycle arrest



Dip G1
Dip G2/M
Dip S
MCF7 cells
(HR+, HER2-)
MDA-MB-231 cells
(TNBC)
Number
ALS (µM)
0
0.1
1.0
5.0
Channel (PI)

Alisertib induces apoptosis



MCF7 cells
MDA-MB-231 cells
% of total apoptotic cells
ALS concentration (µM)
0
0.1
1.0
5.0

Alisertib inhibits CDK1 and Cyclin B1 and induces p21 and p53



MCF7 cells
MDA-MB-231 cells
Time (hours)
0 4 8 12 24 48 72
CDK1/CDC2
Cyclin B1
p21 Waf1/Cip1
p53
β-actin
34 kDa
58 kDa
21 kDa
53 kDa
45 kDa

Alisertib induces autophagy



FL1 (Cyto-ID®)
MCF7 cells
MDA-MB-231 cells
% of autophagic cells
ALS concentration (µM)
0
0.1
1.0
5.0

RB1-mutant Cell Lines are Sensitive to Alisertib

Alisertib inhibits Rb1 deficient small-cell lung cancer cell line models to a much greater degree than wild-type



125
100
75
50
25
0
Cell viability (%)
10−3
10−2
10−1
100
101
102
Alisertib (μM)
HCC827
H1650
H1975
H446
H82
RB+/+
RB−/−

Alisertib inhibits *RB1*-mutant TNBC cell line (green) but not when transfected with wild-type RB1 (blue)



Vector, IC50 = 0.14 μmol/L
RB1, IC50 > 20 μmol/L
120
100
80
60
40
20
0
−20
% Inhibition
−3
−2
−1
0
1
Log [alisertib] (μmol/L)

Gong X Cancer Discov 2019, Lyu J Nat Commun 2020

Alisertib in *c-MYC*-amplified Cancer Models

c-Myc, AURKA, and p-AURKA protein levels trend together in a panel of thyroid cancer cell lines



K1
FTC133
8305C
8505C
BCPAP
TPC-1
c-Myc
p-AURKA (Thr288)
AURKA
GAPDH
c-Myc
p-AURKA (Thr288)
AURKA
Relative protein levels (/GAPDH)

Alisertib inhibits growth of cells with high but not low levels of *c-Myc* expression



MLN8237
NC
20nM
40nM
80nM
8505C
8305C
TPC-1
K1
FTC133
BCPAP
Colony number
DMSO

Alisertib inhibits tumor growth in xenograft models of thyroid cancer with high *c-Myc* expression, but not low *c-Myc* expression



8505C cells with high c-Myc expression
Control
MLN8237
Tumor volume (mm³)
(Days)
Tumor weight (g)
K1 cells with low c-Myc expression

Phase 2 Randomized Study of Paclitaxel + Alisertib vs Paclitaxel Alone

- Efficacy in TNBC Cohort

PFS in TNBC ITT



Median PFS 9.6 (6.1-22.6) mo w/ paclitaxel + alisertib vs 5.7 (2.9-8.2) mo w/ paclitaxel
HR = 0.35, 95% CI: 0.14-0.89, p=0.022
P + A
P
p=0.022
Progression-free Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
6
12
18
24
30
36
Time in Months

Patients at risk

P+A	19	13	6	2	1	1	1
P	16	6	1	0			

Median OS: 16 (9.6-34.0) mo w/ paclitaxel + alisertib vs 12.7 (6.8-23.5) mo w/ paclitaxel alone (HR, 0.51; 95%CI, 0.23-1.13; *P* = .09)

O'Shaughnessy J JAMA Netw Open 2021

Phase 2 Randomized Study of Paclitaxel + Alisertib vs Paclitaxel Alone

- Safety for ER+/HER2-MBC & TNBC (both cohorts combined)

Table 3. Treatment-Related Toxic Effects in Both Cohorts

	Patients, No. (%)									
	Paclitaxel plus alisertib (n = 66)					Paclitaxel (n = 70)				
Reported term	Grade 1	Grade 2	Grade 3	Grade 4	Total	Grade 1	Grade 2	Grade 3	Grade 4	Total
Neutropenia	3 (3.6)	4 (4.8)	27 (32.1)	23 (27.4)	57 (67.9)	1 (1.2)	3 (3.5)	11 (12.9)	3 (3.5)	18 (21.2)
Anemia	8 (9.5)	6 (7.1)	8 (9.5)	0	22 (26.2)	5 (5.9)	5 (5.9)	1 (1.2)	0	11 (12.9)
Leukopenia	0	3 (3.6)	5 (6.0)	2 (2.4)	10 (11.9)	2 (2.4)	1 (1.2)	2 (2.4)	0	5 (5.9)
Thrombocytopenia	3 (3.6)	0	0	0	3 (3.6)	0	0	0	0	0
Febrile neutropenia	0	0	0	1 (1.2)	1 (1.2)	0	0	0	0	0
Diarrhea	17 (20.2)	22 (26.2)	9 (10.7)	0	48 (57.1)	9 (10.6)	2 (2.4)	0	0	11 (12.9)
Nausea	24 (28.6)	11 (13.1)	0	0	35 (41.7)	19 (22.4)	4 (4.7)	1 (1.2)	0	24 (28.2)
Mucositis oral	7 (8.3)	7 (8.3)	9 (10.7)	0	23 (27.4)	4 (4.7)	0	0	0	4 (4.7)
Stomatitis	6 (7.1)	4 (4.8)	4 (4.8)	0	14 (16.7)	7 (8.2)	0	0	0	7 (8.2)
Fatigue	21 (25.0)	17 (20.2)	4 (4.8)	0	42 (50.0)	26 (30.6)	6 (7.1)	2 (2.4)	0	34 (40.0)
Neuropathy	7 (10.6)	4 (6.1)	1 (1.5)	0	12 (18)	9 (12.9)	8 (11.4)	8 (11.4)	0	25 (35.7)
Dizziness	7 (8.3)	2 (2.4)	0	0	9 (10.7)	2 (2.4)	0	0	0	2 (2.4)
Headache	9 (10.7)	2 (2.4)	0	0	11 (13.1)	4 (4.7)	1 (1.2)	0	0	5 (5.9)

One pt receiving paclitaxel + alisertib died of sepsis

O'Shaughnessy J JAMA Netw Open 2021

Clinical Milestones

- Biomarker data from Phase 2 randomized trial of alisertib plus fulvestrant vs alisertib alone in hormone receptor-positive, HER2-negative advanced breast cancer (H1 2023)

- Biomarker data from Phase 2 randomized trial of paclitaxel plus alisertib vs paclitaxel alone in patients with hormone receptor-positive, HER2-negative advanced breast cancer (H1 2023)

- Presentation of data from an ongoing investigator sponsored Phase 1/2 trial of alisertib plus pembrolizumab for the treatment of patients with Rb-deficient head and neck squamous cell cancer (2023)

Treatment Landscape

HR-positive HER2-negative Breast Cancer in US

- US Incidence: ~40,000 patients[1]
- US Deaths: ~29,770[2]
- Estimated approximately 50% of HR-positive breast cancer patients have elevated c-Myc levels
- Estimated approximately 2%-9% of HR-positive HER2-negative patients have *RB1* mutations at the time of the development of drug resistance to CDK4/6 inhibition

1. Kantar Health, 2. Assumes 43,780 breast cancer deaths (Cancer.net) and 68% are ER-positive, HER2-negative (SEER), 3. Green Br J Cancer 2016, 4. Asghar JCO Precis Oncol 2022

Proposed Schema of Management of HR+/HER2- MBC


HR+ / HER2-
First-line
CDK 4/6 inhibitor plus AI
PIK3CA-mutant
Biomarker identified,
PIK3CA WT
Second-line
Alpelisib plus fulvestrant
Alisertib plus fulvestrant
Third-line
Exemestane plus everolimus
Exemestane plus everolimus
Fourth-line and beyond
Chemotherapy
Chemotherapy


HR+ / HER2-
First-line
CDK 4/6 inhibitor plus AI
PIK3CA-mutant
PIK3CA wt
Second-line
Alpelisib plus fulvestrant
Fulvestrant
Third-line
Exemestane plus everolimus
Exemestane plus everolimus
Fourth-line and beyond
Chemotherapy
Chemotherapy
Biomarker identified
Alisertib plus paclitaxel

Small Cell Lung Cancer Market in US

- US Incidence: ~31,000-33,000 patients[1]
- US Deaths: ~17,000-18,000[2]
- Estimated approximately 72% small cell lung patients have elevated c-Myc levels[3]
- Estimated approximately 60-80% of small cell lung cancer patients have *RB1* mutations[3]

1. Assumes 236,740 newly diagnosed lung cancer patients (Cancer.net) and 13-14% are SCLC (Cancer.net), 2. Assumes 130,180 lung cancer deaths (Cancer.net) and 13-14% are SCLC (Cancer.net), 3. Owonikoko J Thorac Oncol 2020

Limited Agents Currently Under P2/3 Development for SCLC

- Most recent immunotherapies and ADCs for the treatment of SCLC have either failed their confirmatory study or failed to show improvement in OS (e.g., nivolumab, ipilimumab, pembrolizumab, rovalpituzumab tesirine, tremelimumab)

- Only 2 immunotherapies demonstrated OS improvement and received full approval from FDA (atezolizumab and durvalumab) in 1st line ES-SCLC in combo with a platinum agent plus etoposide

- Lurbinectedin, received accelerated approval for patients with SCLC who progressed on prior platinum-based chemotherapies (2nd line) in June 2020 based on ORR and DOR
  - currently conducting a P3 study to confirm OS benefit in combo with doxorubicin in 2nd line ES-SCLC pts who progressed on prior platinum-based chemotherapies

TECENTRIQ USPI, IMFINZI USPI, ZEPZELCA USPI, https://www.clinicaltrials.gov

Licensing Agreement Terms

- $7 million up front
- $287.3 million upon Puma’s achievement of certain regulatory and commercial milestones
  - No milestone payments during clinical development
- Tiered royalty payments for any sales of alisertib

Intellectual Property for NERLYNX

- Composition of matter patent issued (expires 2030)
  - Extended by USPTO in November 2021 per Hatch/Waxman
- Use in the treatment of cancer issued (expires 2025)
- Two polymorph patents issued (both expire 2028)
- Combination with capecitabine (expires 2031)
- Use in extended adjuvant breast cancer (expires 2030)
- Composition of specific salt of neratinib (recently issued)

Intellectual Property on *EGFR* T790M Mutations

- Issued claims in Europe, Asia, Australia (expires 2026)
  - Possibility to extend up to 5 years
- Issued claims in United States (expires 2026)
- Patent claims upheld after European Opposition Hearing (February 2014)
  - Patent claims upheld after Appeal to European Opposition (December 2020)
- Claims for the pharmaceutical composition comprising an irreversible EGFR inhibitor for use in treating cancer having a T790M mutation
- Claims for the pharmaceutical composition for use in the treatment of cancer including lung cancer and non-small cell lung cancer